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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) MARCH 31, 2005
                                                          ----------------------


                               EMRISE CORPORATION
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             (Exact name of registrant as specified in its charter)

        DELAWARE                    001-10346                     77-0226211
----------------------------        ---------                -------------------
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)

        9485 HAVEN AVENUE, SUITE 100, RANCHO CUCAMONGA, CALIFORNIA 91730
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code (909) 987-9220
                                                          ----------------------

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On March 31, 2005, Emrise Corporation issued a press release announcing its results of operations for the quarter and year ended December 31, 2004. A copy of the press release is included in Item 9.01 of this Form 8-K.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Businesses Acquired.
    --------------------------------------------

         Not applicable.

(b) Pro Forma Financial Information.
    --------------------------------

         Not applicable.

(c) Exhibits.
    ---------

Number       Description
------       -----------

   99 Press release dated March 31, 2005 regarding results of operations for quarter and year ended December 31, 2004

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 31, 2005             EMRISE CORPORATION

                                  By: /S/ RANDOLPH D. FOOTE
                                      ------------------------------------------
                                      Randolph D. Foote, Chief Financial Officer


                                       3


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                       EXHIBITS FILED WITH THIS REPORT

Number       Description
------       -----------

   99 Press release dated March 31, 2005 regarding results of operations for quarter and year ended December 31, 2004